General	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General	General
Description of Business
We are a global cruise company. We own and operate four global cruise brands: Royal Caribbean International, Celebrity Cruises, Azamara and Silversea Cruises (collectively, our "Global Brands"). We also own a 50% joint venture interest in the German brand TUI Cruises and a 49% interest in the Spanish brand Pullmantur (collectively, our "Partner Brands"). We account for our investments in our Partner Brands under the equity method of accounting. Together, our Global Brands and our Partner Brands operate a combined 61 ships as of December 31, 2019. Our ships operate on a selection of worldwide itineraries that call on more than 1,000 destinations on all seven continents.
On July 31, 2018, we acquired a 66.7% equity stake in Silversea Cruise Holding Ltd. ("Silversea Cruises"), an ultra-luxury and expedition cruise line with nine ships, from Silversea Cruises Group Ltd. ("SCG") for $1.02 billion in cash and contingent consideration. Refer to Note 3. Business Combination for further information on the Silversea Cruises acquisition.
Management's Plan and Liquidity
As part of the global containment effort, the Company implemented a voluntary suspension of its global cruise operations effective March 13, 2020, which has subsequently been extended through at least June 11, 2020. On March 14, 2020, concurrent with our and the broader cruise industry’s suspension, the U.S. Centers for Disease Control and Prevention (“CDC”) issued a No Sail Order through April 13, 2020. On April 9, 2020, the CDC modified its existing No Sail Order to extend it until the earliest of (a) the expiration of the Secretary of Health and Human Services’ declaration that COVID-19 constitutes a public health emergency, (b) the date the Director of the CDC rescinds or modifies the No Sail Order or (c) 100 days after the order appears on the Federal Register, which would be July 24, 2020.

Significant events affecting travel, including COVID-19, typically have an impact on the booking pattern for cruise vacations, with the full extent of the impact generally determined by the length of time the event influences travel decisions. Based on our assumptions and estimates and our financial condition, we believe that the liquidity described in the following paragraphs will be sufficient to fund our liquidity requirements for at least the next twelve months. However, there can be no assurance that our assumptions and estimates are accurate due to possible unknown variables, including, but not limited to, whether the CDC will issue additional No Sail Orders on cruises out of the United States. The current No Sail Order is currently set to expire on or before July 24, 2020. The Company, working with the CDC, is developing its enhanced safety and health protocols as well as other operational procedures necessary to return its vessels to service and is targeting mid-summer of 2020 to begin sailings; however, if the ban on cruising is extended beyond the third quarter of 2020, it will have a material adverse impact on our current and forecasted liquidity levels. There are also other unknown variables related to the unprecedented suspension of our operations and, as such, there is significant uncertainty in our ability to predict future liquidity requirements.

As of December 31, 2019, the Company had liquidity of $1.5 billion, consisting of $243.7 million in cash and cash equivalents and $1.3 billion available under our unsecured credit facilities, net of our outstanding commercial paper notes. Subsequent to December 31, 2019 and through May 12, 2020, as described in Note 22. Events Subsequent to Original Issuance of Financial Statements, the Company increased the capacity under our revolving credit facilities by $0.6 billion and fully drew on both facilities, entered into 364-day senior secured term loan for $2.2 billion, which was subsequently increased to $2.35 billion, of which repayments may be extended at our option for an additional 364 days, and secured deferrals of existing debt amortization under our export-credit backed ship debt facilities which increased the Company’s liquidity by an additional $0.8 billion.
The Company has also undertaken several proactive measures as well as has future plans to mitigate the financial and operational impacts of COVID-19, through potential new financing options, if available, reduction of capital expenditures and operating expenses, including furloughing staff, laying up vessels, as well as agreeing not to pay dividends or engage in stock repurchases.

We were in compliance with all of our debt covenants as of December 31, 2019 and through May 12, 2020. Subsequent to December 31, 2019, we amended each of our outstanding facilities to waive all financial covenants in such facilities through and including the first quarter of 2021.

We also have agreements with two credit card processors that transact advance customer ticket deposits and onboard transactions related to our cruise voyages. These agreements allow the credit card processors to require under certain circumstances, including the existence of a material adverse change, excessive chargebacks and other triggering events, that we maintain a reserve which could be satisfied by posting collateral. The maximum reserve requirement under the agreements with the credit card processors is in aggregate $300 million. As of May 12, 2020, we were not required to post collateral under these agreements.

Any covenant waiver may lead to increased costs, increased interest rates, additional restrictive covenants and other available lender protections that would be applicable. There can be no assurance that we would be able to obtain waivers in a timely manner, or on acceptable terms at all. If we were not able to obtain waivers or repay the debt facilities, this would lead to an event of default and potential acceleration of amounts due under all of our outstanding debt and derivative contract payables.

Basis for Preparation of Consolidated Financial Statements
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Estimates are required for the preparation of financial statements in accordance with these principles. Actual results could differ from these estimates. Refer to Note 2. Summary of Significant Accounting Policies for a discussion of our significant accounting policies.
All significant intercompany accounts and transactions are eliminated in consolidation. We consolidate entities over which we have control, usually evidenced by a direct ownership interest of greater than 50%, and variable interest entities where we are determined to be the primary beneficiary. Refer to Note 8. Other Assets for further information regarding our variable interest entities. We consolidate the operating results of Silversea Cruises on a three-month reporting lag to allow for more timely preparation of our consolidated financial statements. No material events or other transactions involving Silversea Cruises have occurred from September 30, 2019 through December 31, 2019 that would require further disclosure or adjustment to our consolidated financial statements as of and for the year ended December 31, 2019. For affiliates we do not control but over which we have significant influence on financial and operating policies, usually evidenced by a direct ownership interest from 20% to 50%, the investment is accounted for using the equity method.